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                                                                EXHIBIT 10.8(a)





                                   [UPR LOGO]











                      1995 DIRECTORS STOCK INCENTIVE PLAN

                                       OF

                       UNION PACIFIC RESOURCES GROUP INC.

                                AND SUBSIDIARIES




                         -----------------------------


                              AMENDED AND RESTATED
                            EFFECTIVE JULY 14, 1998










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                       UNION PACIFIC RESOURCES GROUP INC.
                      1995 DIRECTORS STOCK INCENTIVE PLAN
                 (amended and restated effective July 14, 1998)


The purposes of the Union Pacific Resources Group Inc. 1995 Directors Stock Incentive Plan, as amended and restated effective July 14, 1998 (the "Plan"), formerly known as the Union Pacific Resources Group Inc. 1995 Stock Option Plan, are to foster and promote the long term financial success of Union Pacific Resources Group Inc. (the "Company") by (a) attracting and retaining directors who are not employees of the Company or any of its subsidiaries ("Non-Employee Directors") of outstanding ability by providing for the grant of nonqualified stock options and other forms of equity-based compensation; (b) providing Non-Employee Directors with compensation opportunities which are competitive with other corporations; and (c) enabling such Directors to participate in such financial success of the Company by encouraging them to become owners of the common stock of the Company. The Company believes that the Plan will cause the participants to contribute materially to the growth of the Company, thereby benefitting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders.

1.       ADMINISTRATION.

         This Plan shall be administered by the Compensation and Corporate Governance Committee (the "Committee") consisting of not less than three persons appointed by the Board of Directors of the Company. Subject to the foregoing, the Committee's interpretations of the Plan, including factual determinations and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding.

2.       ELIGIBILITY FOR PARTICIPATION.

         Only Non-Employee Directors shall be eligible to participate in the Plan ("Participants").

3.       GRANTS.

         Incentives under the Plan shall consist of nonqualified stock options or such other forms of equity-based compensation as the Board of Directors of the Company may prescribe ("Grants"). All Grants shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the Participant (the "Grant Letter"). The Committee shall approve the form and provisions of each Grant Letter to each Participant; provided, however, that Grants to Participants made pursuant to Section


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         5 (which Grants shall be made in the form of nonqualified stock options) shall be made only in accordance with the provisions of
         Section 5.

4.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company ("Company Stock") that have been or may be issued or transferred under the Plan is 1,000,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares repurchased by the Company on the open market. If and to the extent options granted under the Plan terminate, expire, or are canceled without having been exercised, the shares subject to such option shall again be available for purposes of the Plan.

         (b) In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, separation, spin-off, reorganization or liquidation, or any other change in the corporate structure or shares of the Company, the Board, upon recommendation of the Committee, shall make such equitable adjustments as it may deem appropriate in the number and kind of shares authorized by the Plan, in the option price of outstanding Grants, and in the number and kind of shares or other securities or property subject to Grants or covered by outstanding Grants.

5.       GRANTS TO PARTICIPANTS.

         (a)      NUMBER OF SHARES.

                  (i) INITIAL GRANT -- Each Non-Employee Director who is a Participant as of March 5, 1997, (the "Date of Initial Grant") shall receive a Grant to purchase 52,000 shares of Company stock.

                  (ii) SUBSEQUENT GRANTS -- Each Non-Employee Director who becomes a Participant subsequent to the Date of Initial Grant shall receive as of the date he or she is elected to the Board (the "Date of Subsequent Grant"), a Grant to purchase shares of Company Stock in an amount equal to the product (rounded to the nearest full share) of 52,000 shares multiplied by a fraction. The numerator of the fraction shall be the lesser number of years (including partial years) between the Participant's Date of Subsequent Grant and (A) March 5, 2007, or (B) the date the Non-Employee Director would be required to retire from the Board in accordance with the Company's retirement policy for Directors. The denominator of the

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                           fraction shall be 10. The number of years in the
                           numerator shall be determined by counting the number of full and partial 12-month periods between the Participant's Date of Subsequent Grant and the relevant date in (A) or (B), with any partial 12-month period determined by rounding any partial month to a full month.

                  (iii) DATE OF GRANT -- With respect to a Grant made to an individual Participant, the date as of which such Grant was made shall, for purposes of this Plan, be considered the Participant's "Date of Grant".

         (b) OPTION PRICE AND OPTION EXERCISE PERIOD. The purchase price of Company Stock subject to such Grants shall be the fair market value of a share of such stock as of the Participant's Date of Grant (the "Option Price"). The "fair market value" of Company Stock shall be the average of the high and low trading prices of a share of Company Stock on that date as reported in The Wall Street Journal listing for consolidated trading for New York Stock Exchange issues. Each Grant shall have an exercise period commencing with the Participant's Date of Grant and ending with March 5, 2008 (the "Option Exercise Period").

         (c)      VESTING OF OPTIONS.

         (i)      (A) With respect to Participants who received options on the
                      Date of Initial Grant, their Grants shall vest (and the options thereunder shall become exercisable) at the rate of 5,200 shares per year, commencing with the first anniversary of the Initial Date of Grant.


                  (B) With respect to a Participant who received options on a
                      Date of Subsequent Grant, the Grant shall vest (and the options thereunder shall become exercisable) as follows:
                      The first vesting date with respect to such Grant shall be the second March 5th following the Participant's Date of Subsequent Grant and, on such date, the Participant shall be entitled to exercise options on the following number of shares: the sum of (I) 5,200 plus (II) the product (rounded to full shares) of 433.33 shares multiplied by the number of months (rounding any partial month to a full month) between his or her Date of Subsequent Grant and the March 5th immediately following his or her Date of Subsequent Grant. Thereafter, on each March 5th subsequent to the Participant's first vesting date, the Participant's Grant shall vest at the rate of 5,200 shares per year.


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         (ii)     Notwithstanding (c)(i), the following special exceptions
                  shall apply: A Participant's Grant shall immediately vest (and the options thereunder shall become exercisable) if any of the following occurs while the Participant is a member of the Board: the Participant dies, the Participant suffers a major disability which results in his or her departure or removal from the Board, the Company undergoes a change of control (as defined in the Participant's Grant Letter), or the Participant is required to retire from the Board in accordance with the Company's retirement policy for directors.

(d) MANNER OF EXERCISE. A Participant may exercise a Grant by delivering a notice of exercise to the Secretary of the Company with accompanying payment of the Option Price. Such notice may instruct the Company to deliver shares of Company Stock due upon the exercise of the Grant to any registered broker or dealer designated by the grantee ("Designated Broker") in lieu of delivery to the grantee. Such instruction must designate the account into which the shares are to be deposited.

(e) SATISFACTION OF OPTION PRICE. A Participant shall pay the Option Price in cash or previously acquired Company Stock. Shares of Company Stock shall not be issued or transferred upon exercise of a Grant until the Option Price is fully paid.

(f)      TERMINATION OF RELATIONSHIP WITH THE COMPANY OR DEATH.

         (i) In the event a Participant ceases to serve as a Non-Employee Director for any reason other than death or major disability, any Grant made pursuant to this Section which is otherwise exercisable by the Participant shall terminate, unless exercised within 180 days (or, if the Participant is required to retire from the Board in accordance with the Company's retirement policy for Directors, five years) of the date on which the Participant ceases to serve as a Non-Employee Director, but in any event no later than the date of expiration of the Option Exercise Period. All other Grants shall be immediately forfeited.

         (ii) In the event of the death of the Participant while serving as a Non-Employee Director, any Grant made pursuant to this Section which was otherwise exercisable by the Participant at the date of death may be exercised by the individual's personal representative at any time prior to the expiration of five years from the date of death, but in any event no later than the date of expiration of the Option Exercise Period. In the event of the death of the Participant after the date on which the individual ceases to be a Non-Employee Director, any Grant made pursuant to this Section which was otherwise exercisable by the Participant at the date of death may



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                  be exercised by the individual's personal representative at any time prior to the expiration of the remainder of the applicable period set forth in Section 5(f)(i) above.

         (iii) In the event a Participant suffers a major disability which results in his or her departure or removal from the Board, any Grant made pursuant to this Section which was otherwise exercisable by the Participant at the date of such disability may be exercised by the Participant (or, if the Participant is not legally competent, by his or her personal representative) at any time prior to the expiration of five years from the date of such disability, but in any event no later than the date of expiration of the Option Exercise Period. In the event the Participant suffers a major disability after the date on which the individual ceases to be a Non-Employee Director, any Grant made pursuant to this Section which was otherwise exercisable by the Participant at the date of such disability may be exercisable by the Participant (or, if the Participant is not legally competent, by his or her personal representative) at any time prior to the expiration of the remainder of the applicable period set forth in Section 5(f)(i) above.

6.       TRANSFERABILITY OF OPTIONS.

         Only a Participant or the Participant's authorized legal representative may exercise rights under a Grant of an option. Such persons may not transfer those rights except by will or by the laws of descent and distribution or, if permitted under Rule 16b-3 of the Exchange Act and if permitted in any specific case by the Committee in their sole discretion, pursuant to a domestic relations order as defined under the Code or Title I of ERISA or the regulations thereunder. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant (a "Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant`s will or under the applicable laws of descent and distribution. Notwithstanding the foregoing, a Participant shall be permitted to transfer a Grant of options (whether or not then exercisable) to (a) any member or members of his or her immediate family (spouse, children or grandchildren, including step and adopted children and grandchildren), (b) a trust, the beneficiaries of which consist exclusively of members of the Participant's immediate family, (c) a partnership, the partners of which consist exclusively of the Participant's immediate family, or
         (d) any similar entity created for the exclusive benefit of the Participant's immediate family. For purposes of the preceding sentence, any remote, contingent interests of persons other than members of the Participant's immediate family shall be disregarded. The Committee or its designee must approve the form of any transfer of a Grant to or for the benefit of any immediate family member or members before such transfer shall be recognized as valid hereunder.




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7.       AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT. The Board of Directors of the Company, by written resolution, may amend or terminate the Plan at any time; provided, however, that the Board of Directors shall not amend the Plan without the approval of the stockholders of the Company, if such approval is necessary in order to comply with the requirements of the New York Stock Exchange.

         (b) TERMINATION OF PLAN. The Plan shall terminate on March 5, 2008, unless terminated earlier by the Board of Directors of the Company or unless extended by the Board.

         (c) TERMINATION AND AMENDMENT OF OUTSTANDING GRANTS. A termination or amendment of the Plan that occurs after a Grant is made shall not result in the termination or amendment of the Grant unless the grantee consents or unless the Committee acts under Section 13(a). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 13(a) or may be amended by agreement of the Company and the grantee consistent with the Plan.

8.       FUNDING OF THE PLAN.

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

9.       RIGHTS OF NON-EMPLOYEE DIRECTORS.

         Nothing in this Plan shall entitle any individual or other person to any claim or right to a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company.

10.      REQUIREMENTS FOR ISSUANCE OF SHARES.

         No Company Stock shall be issued or transferred upon exercise of any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Non-Employee Director hereunder on such Director's undertaking in writing to comply with such




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         restrictions on subsequent disposition of such shares of Company
         Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

11.      HEADINGS.

         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

12.      EFFECTIVE DATE.

         This Plan shall be effective as of July 14, 1998 (the "Effective Date"). All Grants issued under the Plan as written prior to the Effective Date shall remain subject to the terms and conditions of such prior Plan.

13.      MISCELLANEOUS.

         (a) COMPLIANCE WITH LAW. The Plan, the exercise of Grants and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by a governmental or regulatory agency as may be required. With respect to persons subject to
                  Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may, in its sole discretion, agree to limit its authority under this Section.

         (b) OWNERSHIP OF STOCK. A grantee or Successor Grantee shall have no rights as a stockholder with respect to any shares of Company Stock covered by a Grant until the shares are issued or transferred to the grantee or Successor Grantee on the stock transfer records of the Company.

         (c) DEFERRALS. Notwithstanding any provision herein to the contrary, the Committee, under terms and conditions as it may prescribe, may permit Participants to make elections, engage in transactions or take any other action intended to defer the receipt of compensation for federal income tax purposes with respect to Grants made hereunder. Any such deferral arrangement so established shall be maintained by the Company on an unfunded and unsecured basis and any Participant who




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                  elects to defer under such arrangement shall, with respect to any consequent obligation assumed by the Company, be a general creditor of the Company.

         (d) DISCRETIONARY GRANTS. The Board of Directors of the Company may, from time to time during the term of this Plan, make other Grants to Non-Employee Directors, in addition to the Grants described in Section 5. Such additional Grants may take the form of nonqualified stock options or such additional other forms of equity-based compensation as the Board may determine; provided, however, that the Board shall not make any such Grants without the approval of the stockholders of the Company if such approval is necessary in order to comply with the requirements of the New York Stock Exchange.

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